Hundredfold Select Alternative Fund – Service Class Shares - SFHYX

Summary Prospectus December 27, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated December 27, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.hundredfoldselect.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.hundredfoldselect.com  or by calling 1-855-582-8006 or by sending an email request to orderhundredfold@geminifund.com.

Investment Objective

The Hundredfold Select Alternative Fund (the “Alternative Fund”) seeks a moderate total rate of return (income plus capital appreciation) on an annual basis.

Fees and Expenses of the Alternative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	1.00%
Other Operating Expenses	0.44%
Operating Services Fee	0.44%
Acquired Fund Fees and Expenses	0.63%
Total Annual Fund Operating Expenses(1)	3.07%

1 Total Annual Fund Operating Expenses for the Alternative Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Alternative Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Alternative Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Years	10 Years
Service Class Shares	$310	$948	$1,611	$3,383

Portfolio Turnover

The Alternative Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Alternative Fund’s performance. During the most recent fiscal year, the Alternative Fund’s portfolio turnover rate was 429% of the average value of its portfolio.

Principal Investment Strategy

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks. (The term “Alternative” in the Alternative Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Although the Alternative Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements exchange-traded funds (“ETFs”), naked and covered options on such instruments, currencies, and other investment companies.  It may also seek exposure to securities of foreign issuers.

The Alternative Fund invests directly or indirectly in fixed-income securities without any restriction on maturity or creditworthiness, which primarily include government securities, asset-backed debt securities, mortgaged-backed securities and debt securities rated below investment grade, also known as “junk bonds”. The Alternative Fund invests in equity securities without consideration to any specific sector or market capitalization range. The Subadviser’s investment decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, such as major market indices, investment companies and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual securities. The Alternative Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Alternative Fund employs an aggressive management strategy that typically results in high portfolio turnover.

 The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take  ”short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Alternative Fund’s assets that may be invested in derivative instruments or used to cover short positions. The Subadviser may reposition the Alternative Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will employ leveraged investment techniques that allow the Alternative Fund to increase its exposure to the market during times when the Subadviser anticipates a strong market trend. The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

 Principal Investment Risks

An investment in the Alternative Fund entails risks. The Alternative Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Alternative Fund’s adviser, Advisors Preferred LLC (“Advisors Preferred” or the “Adviser”) can guarantee that the Alternative Fund will achieve its objective. (Collectively, the Subadviser and Advisors Preferred are referred to herein as “Advisers” in certain circumstances.) In addition, the Alternative Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Alternative Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Alternative Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Alternative Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Alternative Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

 Credit Risk

The Alternative Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

 Counterparty Risk

The Alternative Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Alternative Fund may enter into swap agreements with a limited number of counterparties, which may increase the Alternative Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Alternative Fund invests in stocks of foreign corporations, the Alternative Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Alternative Fund’s volatility. As a result, the Alternative Fund may incur larger losses or smaller gains than otherwise would be the case if the Alternative Fund invested directly in the underlying securities.

Emerging Markets Risk

Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Alternative Fund’s NAV to fluctuate.

 Foreign Securities Risk

 Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Alternative Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Alternative Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

High Portfolio Turnover Risk

The Alternative Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Alternative Fund, as well as potentially adverse tax consequences, to the Alternative Fund’s shareholders from distributions of increased net short-term capital gains, and may adversely affect the Alternative Fund’s performance.

High-Yield Securities Risk

 The Alternative Fund will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield securities may have speculative characteristics. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Alternative Fund’s performance may vary significantly as a result. Therefore, an investment in the Alternative Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Alternative Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Alternative Fund may invest. There is a risk that the sections of the market in which the Alternative Fund invests will begin to rise or fall rapidly and the Alternative Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

 Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk

The Alternative Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Alternative Fund and makes it more volatile. The leveraged investment techniques that the Alternative Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Alternative Fund to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Alternative Fund shareholders indirectly bear the Alternative Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Alternative Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Alternative Fund’s investment will decline, adversely affecting the Alternative Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk and Mortgage-Backed Securities Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Alternative Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Alternative Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The principal risk of investing in the Alternative Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Alternative Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Alternative Fund. The Subadviser will aggressively change the Alternative Fund’s portfolio in response to market conditions that are unpredictable and may expose the Alternative Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Alternative Fund to achieve its investment objective.

Tax Risk

Certain of the Alternative Fund’s investment strategies, including transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Alternative Fund.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Alternative Fund’s average annual returns for the one-year, five-5 year and since inception periods compare with those of a broad-based market index for the same periods. The S&P 500 Index shows how the Fund compared with the performance of a widely used securities index during the periods shown. The Barclays Capital U.S. Aggregate Bond Index shows how the performance of stocks compared with bonds during the same periods. Prior to June 11, 2007, the Alternative Fund pursued a different investment objective and strategy; therefore, performance results presented for periods prior to that date reflect the performance of the prior strategy. The Alternative Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www.HundredfoldSelect.comor by calling the Fund toll-free at 855-582-8006.

The Alternative Fund was reorganized on October 3, 2011 from a predecessor fund (the “Select Alternative Predecessor Fund”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Alternative Fund is a continuation of the Select Alternative Predecessor Fund and, therefore, the performance information includes performance of the Select Alternative Predecessor Fund. Prior to June 11, 2007, the Select Alternative Predecessor Fund pursued a different investment objective and strategy; therefore, performance results presented for periods prior to that date reflect the performance of the prior strategy.

Total Return for the Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Alternative Fund’s highest calendar quarter return was 15.12% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –5.37% for the quarter ended March 31, 2008. The year-to-date return of the Service Class Shares for the nine-month period ended September 30, 2013 was 3.24%.

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Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (9/1/2004)
Hundredfold Select Alternative Fund
Return Before Taxes	10.34%	7.78%	6.25%
Return After Taxes on Distributions	8.30%	6.48%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	6.76%	6.07%	4.70%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.35%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	13.41%	-0.58%	2.93%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Advisors Preferred LLC is the Alternative Fund’s investment adviser. Advisors Preferred LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the Alternative Fund’s distributor.

Investment Subadviser. Hundredfold Advisors LLC is the Alternative Fund’s investment subadviser.

Portfolio Manager. Ralph J. Doudera, the investment manager for Hundredfold, has managed the Alternative Fund since its inception in September of 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Alternative Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, by wire transfer, by telephone at 855-582-8006 or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Alternative Fund accepts investment in the following minimum amounts:

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$5,000	$1,000
Retirement Accounts	$5,000	$0

 Any minimum initial or subsequent investment amounts may be waived at the Alternative Fund’s discretion.

Tax Information

The Alternative Funds’ distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Alternative Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Alternative Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Alternative Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.